UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 3, 2010

INSPIRE PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-31135	04-3209022
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8081 Arco Corporate Drive, Suite 400, Raleigh, North Carolina		27617
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (919) 941-9777

4222 Emperor Boulevard, Suite 200, Durham, North Carolina 27703-8466

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 3, 2011, Inspire Pharmaceuticals, Inc. (NASDAQ: ISPH) issued a press release, attached to and made part of this report, announcing the results of its Phase 3 clinical trial of denufosol tetrasodium, TIGER-2, for the treatment of cystic fibrosis.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated January 3, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inspire Pharmaceuticals, Inc.

By:	/s/ Joseph M. Spagnardi
Joseph M. Spagnardi, Senior Vice President, General Counsel and Secretary

Dated: January 3, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated January 3, 2011